Supplement dated February 16, 2021
to the Statement of Additional Information (the “SAI”), dated January 1, 2021, as supplemented, for the following funds:
Fund
Columbia Funds Series Trust I
Multi-Manager (MM) Growth Strategies Fund
Multi-Manager (MM) Small Cap Equity Strategies Fund
Effective immediately, the defined term for Los Angeles Capital, subadviser to MM Growth Strategies Fund, under the subsection "Glossary" in the "SAI Primer" section of the SAI is hereby superseded and replaced with the following:
Los Angeles Capital	Los Angeles Capital Management LLC
Effective immediately, the information in the "Subadvisers and Subadvisory Agreement Aggregate Effective Fee Rates" table under the subsection "Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements" of the SAI with respect to MM Small Cap Equity Strategies Fund is hereby superseded and replaced with the following:
Fund	Current Subadvisers	Parent Company/Other Information	Aggregate Effective Fee Rate
For Funds with fiscal period ending August 31
MM Small Cap Equity Strategies Fund	BMO (effective May 1, 2017) Conestoga (effective October 1, 2012) Hotchkis & Wiley (effective February 13, 2019) JPMIM (effective December 19, 2018)	H E F G	0.314% (b)
(b) Effective November 1, 2020, the subadvisory services fee schedule for Hotchkis & Wiley changed. The rate shown is the estimated aggregate effective fee rate that will be paid by the Investment Manager to the subadvisers for the Fund beginning on November 1, 2020.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_030_(02/21)